Exhibit 99.2

3Q22 Investor Presentation October 18, 2022

Disclosures 2 CAUTIONARY STATEMENT This communication contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing of the closing of the merger with Progress (the “merger”), the expected returns and other benefits of the merger to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transaction and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on United’s capital ratios . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to (1) the ability by United to obtain required governmental approvals of the merger, (2) the risk that the cost savings from the merger may not be realized or take longer than anticipated to be realized, (3) disruption from the merger with customer, supplier, employee or other business partner relationships, (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (5) the possibility that the costs, fees, expenses and charges related to the merger may be greater than anticipated, (6) reputational risk and the reaction of the companies’ customers, suppliers, employees or other business partners to the merger, (7) the failure of the closing conditions in the merger agreement with Progress to be satisfied, or any unexpected delay in closing the merger, (8) the risks relating to the integration of Progress’ operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (9) the risk of potential litigation or regulatory action related to mergers, (10) the risks associated with United’s pursuit of future acquisitions, (11) the risk of expansion into new geographic or product markets, (12) the dilution caused by United’s issuance of additional shares of its common stock in mergers, and (13) general competitive, economic, political and market conditions . Further information regarding additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , and other documents subsequently filed by United with the SEC . Many of these factors are beyond United’s and Progress’ ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United or Progress . United qualifies all forward - looking statements by these cautionary statements .

Disclosures NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations . Such measures include : “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” “Return on assets – pre - tax pre - provision, excluding merger - related and other charges,” “Efficiency ratio – operating,” “Efficiency ratio – operating, excluding PPP fees and MSR marks,” “Expenses – operating,” and “Tangible common equity to tangible assets . ” Management has included these non - GAAP measures because it believes these measures may provide useful supplemental information for evaluating United’s underlying performance trends . Further, management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about our operations and performance . Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non - GAAP Reconciliation Tables’ included in the exhibits to this Presentation . 3

#2 Highest Net Promoter Score among all banks nationwide in 2021 – J.D. Power TOP 10 WORLD’S BEST BANKS and #3 in the United States – Forbes 193 BANKING OFFICES ACROSS THE SOUTHEAST #1 IN CUSTOMER SATISFACTION in 2022 with Retail Banking in the Southeast – J.D. Power United Community Banks, Inc. $ 23.7 BILLION IN TOTAL ASSETS $4.0 BILLION IN AUA $ 20.3 BILLION IN TOTAL DEPOSITS BEST BANKS TO WORK FOR in 2021 for the fifth consecutive year – American Banker $0.22 QUARTERLY DIVIDEND – UP 10% YOY 4 Premier Southeast Regional Bank x Metro - focused branch network with locations in the fastest - growing MSAs in the Southeast x 184 branches, 9 LPOs, and 4 MLOs across six Southeast states x Top 10 market share in GA and SC x Proven ability to integrate – 12 acquisitions completed over the past 10 years Committed to Service Since 1950 Extended Navitas and SBA Markets $ 14.9 BILLION IN TOTAL LOANS Company Overview 12.7 % TIER 1 RBC 100 BEST BANKS IN AMERICA in 2022 f or the ninth consecutive year – Forbes x Offered nationwide x SBA business has both in - footprint and national business (4 specific verticals) x Navitas subsidiary is a technology - enabled small - ticket, essential - use commercial equipment finance provider UCBI Banking Offices Note: See glossary located at the end of this presentation for reference on certain acronyms Regional Full Service Branch Network National Navitas and SBA Markets Progress Branches Pending deal with Progress Financial Corporation will add approximately $1.7 billion in assets and 14 branches

$23.25 $23.96 $23.78 $18.68 $16.68 $16.52 3Q21 2Q22 3Q22 Book Value Per Share GAAP Tangible $0.74 Diluted earnings per share – GAAP $0.75 Diluted earnings per share – operating (1) 1.32% Return on average assets – GAAP 1.34% Return on average assets – operating (1) 1.97% PTPP return on average assets – operating (1) 0.19% Cost of deposits 40% DDA / Total Deposits 11.0% Return on common equity – GAAP 15.6% Return on tangible common equity – operating (1) 73% Loan - to - Deposit ratio Other 3Q notable items: $650,000 BOLI Gain $650,000 UCB Foundation donation $2.4 mm MSR gain 3Q22 Highlights (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performance $0.82 $0.61 $0.74 $0.83 $0.66 $0.75 3Q21 2Q22 3Q22 Diluted Earnings Per Share GAAP Operating (1) 1.48% 1.08% 1.32% 1.50% 1.17% 1.34% 3Q21 2Q22 3Q22 Return on Average Assets GAAP Operating 1.70% 1.49% 1.94% 1.73% 1.60% 1.97% 3Q21 2Q22 3Q22 PTPP Return on Average Assets PTPP Operating PTPP (1) (1) 9.4% Annualized 3Q EOP loan growth 47.7% Efficiency ratio – operating (1) 5 (1)

6 (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performa nce (2) UCBI 1Q22 includes the impact of the $18.3 million initial provision to establish the reserve for Reliant loans and unfunded com mitments, which reduced ROA – Operating by 24 bps and reduced ROTCE – Operating by 289 bps Long - Term Financial Performance & Shareholder Return 1.09% 1.40% 1.51% 1.07% 1.42% 0.89% 1.17% 1.34% 2017 2018 2019 2020 2021 1Q22 2Q22 3Q22 ROA (1)(2) UCBI - GAAP UCBI - Operating KRX Peer Median 12.02% 15.69% 15.81% 12.24% 17.33% 11.00% 14.20% 15.60% 2017 2018 2019 2020 2021 1Q22 2Q22 3Q22 ROTCE (1)(2) UCBI - GAAP ROE UCBI - Operating KRX Peer Median Performance for the period ended October 14, 2022 United Community Banks, Inc. KBW Nasdaq Regional Bank Index (KRX) 1 - YEAR 8% - 5% 3 - YEAR 40% 29% 5 - YEAR 45% 23% 10 - YEAR 404% 174% $496 $275 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Total Shareholder Return $ UCBI Outperformance

4.9% 3.2% (1) Includes MSAs with a population of greater than 1,000,000 (2) Includes MSAs with a population between 200,000 and 1,000,000 (3) Market Rank and (%) of Total Deposits pro forma for pending acquisition of Progress Financial Corporation Footprint Focused on High - Growth MSAs in Southeast 7 Projected Population Growth (2) (2022 - 2027) Projected Household Income Growth (2) (2022 - 2027) ’22 – ’27 ’22 – ’27 ’22 Total Market (%) of Total Proj. Pop. Proj. HHI. Deposits Rank Deposits Growth % Growth % ($M) 1) Nashville, TN 10 9.48% 6.10% 13.89% 89,155 2) Orlando, FL 13 4.13% 5.64% 13.81% 73,009 3) Atlanta, GA 9 20.38% 5.38% 11.85% 235,389 4) Raleigh, NC 12 3.44% 5.14% 12.32% 38,965 5) Jacksonville, FL 21 0.38% 4.82% 13.91% 97,625 6) Tampa, FL 37 0.40% 4.79% 12.06% 115,930 7) Charlotte, NC 13 2.86% 4.47% 12.74% 315,760 8) Richmond, VA -- -- 4.46% 10.22% 127,383 9) Birmingham, AL 21 1.15% 4.25% 10.99% 54,793 10)Washington DC -- -- 4.05% 8.89% 358,351 11)Miami, FL 51 1.48% 3.97% 13.84% 324,607 UCBI (3) Fastest Growing Major Southeast MSAs (1) ’22 – ’27 ’22 – ’27 ’22 Total Market (%) of Total Proj. Pop. Proj. HHI. Deposits Rank Deposits Growth % Growth % ($M) 1) Daphne, AL 25 0.00% 7.80% 8.43% 6,472 2) Huntsville, AL 7 3.06% 7.14% 12.58% 11,473 3) Myrtle Beach, SC 13 1.86% 6.42% 12.41% 12,128 4) Cape Coral, FL -- -- 6.08% 12.09% 20,858 5) Winter Haven, FL -- -- 5.80% 9.68% 10,057 6) Naples, FL 29 0.05% 5.71% 13.34% 23,081 7) Gainesville, GA 4 2.89% 5.65% 17.85% 5,801 8) Sarasota, FL 29 0.35% 5.56% 15.84% 28,517 9) Destin, FL 15 0.69% 5.34% 12.21% 7,826 10)Clarksville, TN-KY 7 1.95% 5.26% 9.60% 5,304 11)Fayetteville, AR -- -- 5.18% 8.73% 15,690 12)Charleston, SC 14 1.15% 5.09% 15.11% 20,394 13)Hilton Head, SC 15 0.21% 5.08% 13.36% 6,181 14)Port St. Lucie, FL 15 0.11% 4.98% 14.54% 12,332 15)Tuscaloosa, AL 25 0.00% 4.85% 10.56% 5,299 16)Athens, GA 9 1.05% 4.76% 11.34% 6,049 17)Knoxville, TN 10 2.83% 4.70% 10.92% 23,854 18)Daytona Beach, FL -- -- 4.67% 13.62% 14,104 19)Savannah, GA 8 1.09% 4.57% 8.56% 9,313 20)Spartanburg, SC 7 1.22% 4.47% 12.48% 6,019 Fastest Growing Mid- Size Southeast MSAs (2) UCBI (3) United MSA Presence Progress MSA Presence National Avg. 11.9% 12.1% National Avg.

40% 21% 23% 8% 8% DDA MMDA Savings Time NOW Outstanding Deposit Franchise 8 Note: Core transaction accounts include demand deposits, interest - bearing demand, money market and savings accounts, excluding p ublic funds deposits x Favorable core deposit mix and deposit costs below peers x Cost of deposits increased to 0.19%; up 11 bps from 2Q22, with a 144 bps increase in the average Fed Funds rate, equating to an 8% deposit beta x Total deposits were down $552 million from 2Q22 • 50% of the decrease was in public fund outflows, as 3Q is typically seasonally down x While core DDA grew $48 million, or 2.4% annualized, total core transaction deposits were down $225 million from 2Q22 x Excluding recent acquisitions, total deposits were up $271 million, or 2% YOY and core transaction deposits were up $406 million, or 4% YOY 3Q22 Total Deposits $20.3 billion Cost of Deposits Trend 0.38% 0.25% 0.17% 0.14% 0.09% 0.07% 0.06% 0.06% 0.08% 0.19% 0.13% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 UCBI KRX Peer Median

42% 10% 22% 1% 14% 6% 3% 2% Residential Mortgage Manufactured Housing Well - Diversified Loan Portfolio 3 Q22 Total Loans $14.9 billion Note: C&I includes commercial and industrial loans, owner - occupied CRE loans and Navitas (equipment finance) loans Quarter Highlights x Loans increased $341 million, or 9.4% annualized Granular Loan Portfolio x Construction & CRE ratio as a percentage of total RBC = 77% / 202% x Top 25 relationships totaled $697 million, or 4.7% of total loans x SNCs outstanding of $288 million, or 1.9% of total loans x Project lending limit of $32 million x Conservative relationship lending limits driven by risk grades 9 C&I Commercial Construction CRE Other Consumer Home Equity Residential Construction

8.6% 8.7% 8.5% 8.1% 7.7% 7.6% 7.7% 7.3% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 UCBI KRX Peer Median 10 Loans / Deposits % Tangible Common Equity / Tangible Assets % Common Equity Tier 1 RBC %* 73% 70% 66% 64% 68% 70% 73% 81% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 UCBI KRX Peer Median x Substantial balance sheet liquidity and above - peer capital ratios x $6.5 billion securities portfolio offers significant near - and medium - term cash flow opportunities 12.3% 12.6% 12.6% 12.5% 11.9% 12.0% 12.1% 11.4% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22* UCBI KRX Peer Median Balance Sheet Strength – Liquidity and Capital *3Q22 regulatory capital ratios are preliminary

11 Risk - Based Capital Ratios* Tangible Book Value Per Share x 3Q22 capital ratios increased and are above peers x The leverage ratio increased 27 bps to 9.3% as compared to 2Q22 x Quarterly dividend of $0.22 per share, an increase of 10% YOY x There were no share repurchases during 3Q22 12.6% 12.6% 12.5% 11.9% 12.0% 11.4% 12.1% 0.8% 0.8% 0.7% 0.6% 0.6% 0.5% 0.6% 1.8% 1.6% 1.5% 1.9% 1.9% 1.8% 1.9% 15.1% 14.9% 14.7% 14.3% 14.5% 13.7% 14.6% 2Q21 3Q21 4Q21 1Q22 2Q22 2Q22 KRX Peer Median 3Q22* CET1 Non-common Tier 1 Tier 2 Total $16.52 $16.68 $0.75 ( $0.01 ) ( $0.24 ) ( $0.68 ) $0.02 2Q22 TBV Operating Earnings Merger Charges Dividends Change in OCI Other 3Q22 TBV Capital x Net unrealized securities losses in AOCI increased by $76.9 million to $345 million in 3Q22 • AFS securities portfolio of $3.9 billion with a 3.5 year duration *3Q22 regulatory capital ratios are preliminary

$141.0 $178.9 $199.8 3Q21 2Q22 3Q22 Net Interest Revenue / Margin (1) $ in millions x Net interest revenue increased $20.9 million from 2Q22, or 47% annualized x Net interest margin increased 38 bps from 2Q22, primarily driven by increased interest rates x Core net interest margin of 3.53%, which excluded PPP fees and purchased loan accretion, was up 40 bps in 3Q22 from 3.13% in 2Q22 x Purchased loan accretion totaled $2.2 million and contributed 4 bps to the margin, down 1bp from 2Q22 x 47% of total loans were variable rate and 42% of total loans are floating or reprice or mature within one year • The differential between variable and floating is mainly ARMs that are variable but reprice outside of one year x 25% of securities were variable rate Net Interest Revenue ($ in millions) Net Interest Margin Core Net Interest Margin (1) Net interest margin is calculated on a fully - taxable equivalent basis (2) Core net interest margin excludes PPP fees and purchased loan accretion (1) 12 3Q22 NIM Expansion (2) 3.57% 3.19% 0.07% 0.33% ( 0.01% ) ( 0.01% ) 2Q22 NIM Mix Change Higher Interest Rates Loan Accretion PPP Fees 3Q22 NIM (%) 3.12% 3.19% 3.57% 2.71% 3.13% 3.53%

Noninterest Income $ in millions $9.4 $8.6 $9.1 $10.0 $9.6 $9.0 $7.8 $4.7 $6.7 $7.9 $5.5 $6.1 $5.9 $6.0 $5.9 $13.8 $10.9 $16.1 $7.0 $6.3 $2.4 $3.8 $3.2 $3.8 $2.2 3Q21 4Q21 1Q22 2Q22 3Q22 Service Charges Other Brokerage / Wealth Mgmt Mortgage Loan sale gains $37.2 Linked Quarter x Fees were down $1.5 million • Mortgage fees were down $674 thousand from 2Q22 primarily due to lower lock volume driven by higher interest rates • Rate locks were $456 million compared to $597 million in 2Q22 • 57% of locks were variable in 3Q22, down from 79% in 2Q22; these loans will be held on balance sheet • MSR gain of $2.4 million in 3Q22, up $343 thousand from 2Q22 • Gain on sale was 3.14% on $93 million of loans sold • 3Q22 production purchase / refi mix was 71% / 29% • While SBA / USDA loan volume increased $4.1 million to $35.4 million, we opted to sell less loans and took $1.5 million in 3Q gains on $20.4 million loans sold • Gain on sale of equipment finance loans was $693 thousand on $21.6 million of loan sales • Other noninterest income included BOLI gains of approximately $650 thousand Year - over - Year x Fees were down $8.2 million • Mortgage rate locks of $456 million in 3Q22 compared to $731 million in 3Q21 13 $40.1 $31.9 $39.0 $33.5

$96.7 $109.2 $119.3 $120.8 $112.8 $95.3 $99.2 $110.3 $113.6 $111.0 3Q21 4Q21 1Q22 2Q22 3Q22 GAAP Operating Disciplined Expense Management $ in millions x The efficiency ratio improved compared to last quarter and last year due to the combination of higher rates and the achievement of merger - related cost savings 14 Efficiency Ratio % Noninterest Expense $ 53.6% 54.5% 53.1% 62.1% 57.4% 56.6% 48.4% 52.7% 53.9% 52.3% 56.5% 53.1% 53.2% 47.7% 55.9% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 GAAP Operating KRX Peer Median x Total expenses improved $2.6 million in 3Q22 compared to 2Q22, primarily due to lower mortgage commissions and the achievement of the remaining Reliant cost savings

x 3Q22 net charge - offs of $1.1 million, or 0.03% of average loans, annualized x Non - performing assets increased by $1.1 million during the quarter and were 0.24% of total loans x Special mention loans increased from $285 million in 2Q22 to $312 million in 3Q22 x Substandard accruing loans improved quarter - over - quarter from $177 million in 2Q22 to $160 million in 3Q22 Credit Quality Net Charge - Offs as % of Average Loans Non - Performing Assets as a % of Total Loans 15 0.41% 0.28% 0.29% 0.23% 0.24% 3Q21 4Q21 1Q22 2Q22 3Q22 2.5% 2.6% 2.1% 2.0% 2.1% 1.6% 1.4% 1.2% 1.2% 1.1% 3Q21 4Q21 1Q22 2Q22 3Q22 Special Mention (%) Substandard Accruing(%) Special Mention & Substandard Accruing Loans as a % of Total Loans - 0.01% - 0.02% 0.02% 0.01% 0.08% - 0.03% 0.03% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22

Allowance for Credit Losses ACL Walk Forward Allowance for Credit Losses 16 Note: ACL includes the reserve for unfunded commitments x The provision for credit losses was $15.4 million in 3Q22 x Solid loan growth accounted for $4.3 million of the provision increase x Moody’s economic forecast worsened to reflect higher expected unemployment and reduced residential investment x Built reserve in consecutive quarters with the Reliant acquisition in 1Q22 and a weaker economic forecast and loan growth in 2Q22 and 3Q22 $111 $114 $146 $153 $167 0.99% 0.97% 1.02% 1.05% 1.12% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $40 $60 $80 $100 $120 $140 $160 3Q21 4Q21 1Q22 2Q22 3Q22 ACL - Allowance for Credit Losses $ ACL - Allowance for Credit Losses % $153,042 $167,300 $4,327 ( $1,134 ) ( $119 ) $10,946 2Q22 ACL Loan Growth NCOs Specific Reserve Model / Forecast Changes 3Q22 ACL ($000)

3 Q22 INVESTOR PRESENTATION Exhibits

Interest Rate Sensitivity 18 x 4.45% asset sensitivity in +100 bps ramp; down from 4.85% asset sensitivity in 2Q22 x One 25 bp Fed rate hike is worth approximately 4.5 bps to net interest margin x 21% Beta assumed for discretionary non - maturity deposits x Other relevant data points x Approximately $7.0 billion or 47% of total loans are variable rate and 42% of total loans are floating or reprice or mature within one year • The differential between variable and floating is mainly ARMs that are variable but reprice outside of one year 1.12% 4.45% 8.65% 1.12% 3.60% 5.33% +25 bps +100 bps +200 bps Net Interest Income Sensitivity % Change - Shocks % Change - Ramps

x Navitas represents 9% of total loans x Navitas 3Q22 NCOs of 0.36%, or $1.1 million x Average quarterly losses since 3Q20 of $1.0 million x Navitas ACL / Loans equated to 1.61% as of 3Q22 x While loss rates have remained historically low, we expect losses to begin to normalize higher Navitas Performance $ in millions 19 $779 $823 $864 $913 $969 $1,017 $1,083 $1,148 $1,211 $1,281 9.39% 9.19% 9.12% 9.08% 9.08% 9.01% 8.89% 8.85% 8.80% 8.79% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Navitas Portfolio Navitas Loans $ Portfolio Yield % $94 $134 $145 $148 $181 $186 $204 $213 $212 $221 8.07% 7.80% 7.86% 7.93% 7.55% 7.45% 7.14% 7.37% 7.53% 7.79% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $- $50 $100 $150 $200 $250 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Navitas Originations* Navitas Originations $ Origination Yield % *Origination yields are net of commissions

Mortgage Activity Shift to Purchase & Adj. Rate Loans x Gain on sale % decreased in 3Q22 driven by a continued rise in rates driving increased price competition x Purchase / Refi mix shifted from 57% / 43% in 3Q21 to 71% / 29% in 3Q22 x 57% of locked loans were variable rate mortgages in 3Q22, down from 79% in 2Q22 x Sold $93 million loans in 3Q22, down $67 million from $160 million sold in 2Q22 20 $910 $792 $993 $702 $731 $695 $757 $597 $456 $402 $410 $336 $407 $320 $285 $207 $160 $93 5.0% 5.0% 4.6% 3.8% 4.0% 3.9% 3.6% 3.7% 3.1% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% 5.5% $0 $200 $400 $600 $800 $1,000 $1,200 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Mortgage locks $ Loans sold $ Gain on sale % $ in millions

21 x Senior Care lending team are dedicated specialists with significant experience in the space x Senior Care portfolio outstanding totaled $442 million as of 3Q22, or 3.0% of total loans x As of September 30, $2.2 million of Senior Care loans were in nonaccrual x As of September 30, $124 million of Senior Care loans were special mention and $58 million were substandard accruing 1% 20% 25% 49% 6% Selected Segments – Senior Care $ in millions $21 $46 $48 $64 $73 $73 $66 $59 $58 $34 $100 $172 $170 $170 $169 $144 $135 $124 $503 $511 $535 $537 $549 $520 $518 $465 $442 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Substandard Accruing $ Special Mention $ Pass $

Non - GAAP Reconciliation Tables $ in thousands, except per share data 22 3Q21 4Q21 1Q22 2Q22 3Q22 Expenses Expenses - GAAP 96,749$ 109,156$ 119,275$ 120,790$ 112,755$ Merger-related and other charges (1,437) (9,912) (9,016) (7,143) (1,746) Expenses - Operating 95,312$ 99,244$ 110,259$ 113,647$ 111,009$ Diluted Earnings per share Diluted earnings per share - GAAP 0.82$ 0.55$ 0.43$ 0.61$ 0.74$ Merger-related and other charges 0.01 0.09 0.07 0.05 0.01 Diluted earnings per share - Operating 0.83 0.64 0.50 0.66 0.75 Book Value per share Book Value per share - GAAP 23.25$ 23.63$ 24.38$ 23.96$ 23.78$ Effect of goodwill and other intangibles (4.57) (5.21) (7.30) (7.28) (7.26) Tangible book value per share 18.68$ 18.42$ 17.08$ 16.68$ 16.52$ Return on Tangible Common Equity Return on common equity - GAAP 14.26% 9.32% 6.80% 9.31% 11.02 % Effect of merger-related and other charges 0.22 1.42 1.03 0.79 0.19 Return on common equity - Operating 14.48 10.74 7.83 10.10 11.21 Effect of goodwill and intangibles 3.75 3.19 3.17 4.10 4.39 Return on tangible common equity - Operating 18.23% 13.93% 11.00% 14.20% 15.60 % Return on Assets Return on assets - GAAP 1.48% 0.96% 0.78% 1.08% 1.32 % Merger-related and other charges 0.02 0.14 0.11 0.09 0.02 Return on assets - Operating 1.50% 1.10% 0.89% 1.17% 1.34%

Non - GAAP Reconciliation Tables $ in thousands, except per share data 23 3Q21 4Q21 1Q22 2Q22 3Q22 Return on Assets to return on assets- pre-tax pre-provision Return on assets - GAAP 1.48% 0.96% 0.78% 1.08% 1.32 % Income tax expense 0.45 0.26 0.20 0.32 0.37 (Release of) provision for credit losses (0.23) (0.01) 0.39 0.09 0.25 Return on assets - pre-tax, pre-provision 1.70 1.21 1.37 1.49 1.94 Merger-related and other charges 0.03 0.19 0.15 0.11 0.03 Return on assets - pre-tax, pre-provision, excluding merger-related and other charges 1.73% 1.40% 1.52% 1.60% 1.97 % Efficiency Ratio Efficiency Ratio - GAAP 53.11% 62.12% 57.43% 56.58% 48.41 % Merger-related and other charges (0.78) (5.64) (4.34) (3.35) (0.75) Efficiency Ratio - Operating, excluding PPP fees and MSR marks 52.33% 56.48% 53.09% 53.23% 47.66 % Tangible common equity to tangible assets Equity to assets ratio - GAAP 10.89% 10.61% 11.06% 10.95% 11.12 % Effect of goodwill and other intangibles (1.87) (2.06) (2.94) (2.96) 0.00 Effect of preferred equity (0.49) (0.46) (0.40) (0.40) (3.42) Tangible common equity to tangible assets ratio 8.53% 8.09% 7.72% 7.59% 7.70%

Glossary 24 ACL – Allowance for Credit Losses MLO – Mortgage Loan Officer ALLL – Allowance for Loan Losses MTM – Marked-to-market AUA – Assets Under Administration MSA – Metropolitan Statistical Area BPS – Basis Points MSR – Mortgage Servicing Rights Asset C&I – Commercial and Industrial NCO – Net Charge-Offs C&D – Construction and Development NIM – Net Interest Margin CECL – Current Expected Credit Losses NPA – Non-Performing Asset CET1 – Common Equity Tier 1 Capital NSF – Non-sufficient Funds CRE – Commercial Real Estate OO RE – Owner Occupied Commercial Real Estate CSP – Customer Service Profiles PCD – Loans Purchased with Credit Deterioration DDA – Demand Deposit Account PPP – Paycheck Protection Program EOP – End of Period PTPP – Pre-Tax, Pre-Provision Earnings EPS – Earnings Per Share RBC – Risk Based Capital FTE – Fully-taxable equivalent ROA – Return on Assets GAAP – Accounting Principles Generally Accepted in the USA SBA – United States Small Business Administration KRX – KBW Nasdaq Regional Banking Index TCE – Tangible Common Equity LPO – Loan Production Office USDA – United States Department of Agriculture YOY – Year over Year